                               SCHEDULE 14A
                              (RULE 141-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                        SCHEDULE 14A INFORMATION

     PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ / Preliminary Proxy Statement          / / Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e) (2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

              RENAISSANCE CAPITAL PARTNERS II, LTD.
 ---------------------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)
       N/A
 ---------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Person(s) Filing Proxy Statement, if other than the Registrant)
     /X/ $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6(i) (1), or 14a-
         6(i) (2) or Item 22(a) (2) or Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i) (3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and
       0-11.

     (1) Title of each class of securities to which transaction applies:
         N/A
 ----------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         N/A
 ----------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         N/A
 ----------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         N/A
 ----------------------------------------------------------------------------
     (5) Total fee paid:
         N/A
 ----------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1) Amount Previously Paid:
         N/A
 ----------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
         N/A
 ----------------------------------------------------------------------------
    (3) Filing Party:
         Renaissance Capital Partners II, Ltd.
 ----------------------------------------------------------------------------
    (4) Date Filed:
         March 31, 1997
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

                        Renaissance Capital Partners II, Ltd.
                       8080 North Central Expressway, Suite 210
                                Dallas, Texas 75206


                     NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS
                             To Be Held April 25, 1997



To the Limited Partners of
Renaissance Capital Partners II, Ltd.:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Limited Partners (the "Annual Meeting") of Renaissance Capital Partners II, Ltd., a Texas limited partnership regulated as a Business Development Company under the Investment Company Act of 1940 ("Renaissance Partners"), will be held at The Westin Hotel/Galleria, Dallas, Texas, on April 25, 1997, at 3:00 p.m., local time, for the following purposes:

     1. To consider and vote on a proposal to ratify the appointment by Renaissance Partners' Independent General Partners of KPMG Peat Marwick as independent public accountants for Renaissance Partners for the fiscal year ending December 31, 1997; and

     2. To transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

     In addition to business matters, Partners will have the opportunity to meet the principal officers of selected Portfolio Companies and to hear their business reviews.

     The General Partners have fixed the close of business on March 17, 1997, as the record date (the "Record Date") for determining Limited Partners entitled to notice of and to vote at the Annual Meeting or any adjournment(s). Whole and fractional limited partnership units ("Units") will be eligible to vote and will be counted for voting purposes on the basis of Partnership Percentages as defined in Renaissance Partners Restated Agreement and Articles of Limited Partnership. Partnership Percentages entitled to vote at the Annual Meeting have been determined as of March 17, 1997.

     You are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend the annual meeting in person, please mark, sign, date, and return the accompanying proxy card in the enclosed, self-addressed, stamped envelope so that your Units can be voted at the Annual Meeting. Your proxy will be returned if you are present at the Annual Meeting and request such return or if you request return in the manner provided for revoking proxies in the enclosed proxy statement. Prompt response by our Limited Partners will reduce the time and expense of solicitation.

                                By Order of the General Partners of
                                Renaissance Capital Partners II, Ltd.

                                /s/ Barbe Butschek

                                BARBE BUTSCHEK,
                                Secretary of Renaissance Capital Group, Inc., Managing General Partner


Dallas, Texas
March 24, 1997

                        Renaissance Capital Partners II, Ltd.

                                   PROXY STATEMENT
                                        For
                         ANNUAL MEETING OF LIMITED PARTNERS
                            To Be Held April 25, 1997

                             SOLICITATION OF PROXIES

     This Proxy Statement is being furnished to Limited Partners of Renaissance Capital Partners II, Ltd., a Texas limited partnership regulated as a Business Development Company under the Investment Company Act of 1940 ("Renaissance Partners"), in connection with the solicitation of proxies to be voted at the 1997 Annual Meeting of Limited Partners (the "Annual Meeting") to be held on April 26, 1997, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Limited Partners and at any adjournment(s). Proxies are being solicited by the General Partners of Renaissance Partners on behalf of Renaissance Partners. This Proxy Statement and the proxy card are first being sent to Renaissance Partners Limited Partners on or about April 4, 1997.

     The accompanying proxy card is designed to permit each holder of whole or fractional limited partnership units of Renaissance Partners ("Units") to vote for or against or to abstain from voting on Proposal One and to authorize the proxies to vote in their discretion with respect to any other proposal properly presented at the Annual Meeting. When a Limited Partner's executed proxy card specifies a choice with respect to a voting matter, the Units will be voted accordingly. If no such specifications are made, such proxy will be voted by those persons named in the proxy at the Annual Meeting FOR the adoption of the proposal to ratify the appointment of KPMG Peat Marwick as independent public accountants for Renaissance Partners for the current fiscal year.

     The General Partners encourage the personal attendance of the Limited Partners at the Annual Meeting, and execution of the accompanying proxy will not affect a Limited Partner's right to attend the Annual Meeting and to vote in person.

     Any Limited Partner giving a proxy has the right to revoke it by giving written notice of revocation to Ms. Barbe Butschek, Secretary, Renaissance Capital Group, Inc., 8080 North Central Expressway, Suite 210, Dallas, Texas 75206-1857 at any time before the proxy is voted or by executing and delivering a later-dated proxy or by attending the Annual Meeting and voting his or her Units in person. No such notice of revocation or later-dated proxy, however, will be effective until received by Renaissance Capital Group, Inc. ("Renaissance Group") at or prior to the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

     In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of Renaissance Group may solicit the return of proxies by personal interview, mail, telephone and facsimile. Such persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of Units. All costs of solicitation will be borne by Renaissance Partners. At the request of a Record Holder who holds for others and at no charge, copies will also be furnished to the Record Holder for distribution to such beneficial holders or, if so requested, directly to the beneficial holders.

     Renaissance Partner's principal offices are located at 8080 N. Central Expressway, Suite 210, Dallas, Texas 75206, and its telephone number is (214) 891-8294.

                              PURPOSES OF THE MEETING

     At the Annual Meeting, the Limited Partners will have the opportunity to meet the principal officers of selected Portfolio Companies and to hear their business reviews. In addition, the Limited Partners of Renaissance Partners will consider and vote upon the following matters:

     1. A proposal to ratify the appointment by the Independent General Partners of Renaissance Partners of KPMG Peat Marwick as independent public accountants for the fiscal year ending December 31, 1997; and

     2. Such other and further business as may properly be presented at the Annual Meeting or any adjournment(s) thereof.

                    VOTING SECURITIES AND PRINCIPAL UNITHOLDERS

     The General Partners of Renaissance Partners have fixed the close of business on March 17, 1997, as the record date (the "Record Date") for the Annual Meeting. Whole and fractional Units will be eligible to vote and will be counted for voting purposes on the basis of Partnership Percentages (as defined in the Restated Agreement and Articles of Limited Partnership of Renaissance Partners (the "Partnership Agreement")). Pursuant to Section
11.4 of the Partnership Agreement, Partnership Percentages entitled to vote at the Annual Meeting have been determined as of March 17, 1997. Only holders of record of the outstanding Units at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. At the close of business on the Record Date, Renaissance Partners had issued and outstanding 43,434 Units. The Units are the only class of securities entitled to vote at the Annual Meeting. A Limited Partner is entitled to vote his whole or fractional Units held of record at the close of business on the Record Date, in person or by proxy, at the Annual Meeting.

                                 REQUIRED VOTE

     The affirmative vote of a majority of the votes represented at the Annual Meeting is required to ratify the appointment by the Independent General Partners of KPMG Peat Marwick as independent public accountants for the current fiscal year.

                                UNIT OWNERSHIP

     At March 17, 1997, Renaissance Group does not own any Units of Renaissance Partners. The following table sets forth information concerning the number of Units of Renaissance Partners beneficially owned at March 17, 1997, by (i) the persons who, to the knowledge of Renaissance Group's management, beneficially owned more than 5% of the outstanding Units,
(ii) each director or executive officer of Renaissance Group, and (iii) the directors and executive officers as a group:

                                         Units       Percent of
               Name and Address of    Beneficiall    Total Units
                Beneficial Owner        y Owned      Outstanding

            HEB Investment and           3,159.57         7.2744%
            Retirement Plan Trust
            P.O. Box 839999
            San Antonio, Texas 78212

            Russell Cleveland              132.98         0.3062%
            8080 N. Central
            Expressway
            Dallas, Texas 75206

            Martin J. Cohen                 51.06         0.1176%
            8080 N. Central
            Expressway
            Dallas, Texas 75206

            All directors and              184.04         0.4238%
            executive officers as a
            group (2 persons)


                            INFORMATION REGARDING GENERAL PARTNERS


     Mr. Ernest C. Hill and Mr. Don M. Patterson serve as the Independent General Partners of Renaissance Partners. Renaissance Group is the Managing General Partner of Renaissance Partners and also serves as the investment adviser to the Fund pursuant to the Investment Advisory Agreement dated February 15, 1994. Renaissance Group is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is subject to the reporting and other requirements thereof. As Managing General Partner, Renaissance Group manages the day-to-day business and operations of Renaissance Partners. Renaissance Partners has no officers or directors. Renaissance Group and its officers and employees devote such time to Renaissance Partners' business as is necessary for the conduct of Renaissance Partners' operations.

     Renaissance Partners has been unable to pay Renaissance Group its fee as required by the Investment Advisory Agreement because of a lack of cash flow and this fee is being accrued on the books of Renaissance Partners. As of December 31, 1996, Renaissance Partners owed Renaissance Group $183,605.23 in past due investment advisory fees and operating expenses paid by Renaissance Group on behalf of the Partnership. In addition, Renaissance Partners has made payments to Renaissance Group in the amount of $183,605.23 for expense reimbursement.

     Neither Renaissance Group nor its affiliates are prohibited from engaging in activities outside Renaissance Partners' business. In addition to the Partnership, Renaissance Group serves as Managing General Partner and Investment Advisor for Renaissance Capital Partners, Ltd., a business development company with goals and operations comparable to those of the Partnership. Renaissance Group also serves as investment advisor to Renaissance Capital Growth & Income Fund III, Inc., a closed-end business development company listed on the Nasdaq National Market with goals and operations comparable to those of the Partnership. Renaissance Group is also the Manager of Renaissance U.S. Growth and Income Trust, PLC, an investment trust listed on the London Stock Exchange, which invests primarily in privately placed convertible debentures in U.S. corporations.

BACKGROUND AND EXPERIENCE OF INDEPENDENT GENERAL PARTNERS

     Mr. Ernest C. Hill, age 57, has a broad background in convertible securities analysis with major NYSE brokerage firms and institutional investors. He specializes in computer-aided investment analysis and administrative procedures. Mr. Hill was awarded a Ford Fellowship to Stanford School of Business where he received an MBA, with honors, in Investment and Finance. Mr. Hill's prior experience includes service as Assistant Professor of Finance, Southern Methodist University, and Associate Director of the Southwestern Graduate School of Banking.

     Thomas W. Pauken, age 53, has experience both as a corporate executive officer and as the head of an independent federal agency. Professionally qualified as an attorney, he currently is the President of TWP, Inc. From 1985 to 1991, Mr. Pauken was Vice President and Corporate Counsel of Garvon, Inc. From 1981 to 1985, Mr. Pauken served on President Reagan's transition team as a White House staff assistant. Later, he was appointed by President Reagan to the office of Director of ACTION, an independent federal agency that encourages volunteerism. He also served as a White House staff assistant and as Associate Director of the White House Fellowship program from 1970 to 1971. Mr. Pauken served from 1986 to 1991 as Director of 50-off Stores, Inc. He holds a BA in political science from Georgetown University and a JD degree from Southern Methodist University School of Law.

     The Fund does not pay any fees to, or reimburse expenses of, its Independent General Partners who are considered "interested persons" of the Fund. The aggregate compensation for 1996 paid by Renaissance Partners to each Independent General Partner, and the aggregate compensation paid to each of Independent General Partner for the most recently completed fiscal year by other funds to which Renaissance Group provides investment advisory services (collectively, the "Renaissance Fund Complex") is as set forth below:

     Name of         Aggregate     Pension or     Estimated       Total
   Independent     Compensation    Retirement      Annual      Compensation
 General Partner     from Fund      Benefits      Benefits      from Fund
                                   Accrued as       upon           and
                                     Part of     Retirement    Renaissance
                                      Fund                        Fund
                                    Expenses                     Complex
 --------------------------------------------------------------------------
 Ernest C. Hill      $32,855.16        $0          $0          $74,855.16
 Thomas W. Pauken    $32,855.16        $0          $0          $50,855.16


BACKGROUND AND EXPERIENCE OF DIRECTORS AND OFFICERS OF RENAISSANCE GROUP

     The following table sets forth certain information regarding the directors and officers of the Managing General Partner:

         Name:                Position:
        -------               ---------
         Russell Cleveland    Chairman, President, Chief Executive Officer
         Vance M. Arnold      Executive Vice President
         Barbe Butschek       Senior Vice President, Treasurer
         Mardon M.            Vice President - Corporate Finance
         Norman D. Cox        Vice President - Portfolio Monitoring


     Russell Cleveland, age 58, is the principal founder and the majority shareholder of Renaissance Group. He is a Chartered Financial Analyst with over 25 years experience as a specialist in investments for smaller capitalization companies. Mr. Cleveland currently serves as a director of Greiner Engineering, Inc. (NYSE), a former portfolio investment of a prior Renaissance Group investment partnership. A graduate of the Wharton School of Business, Russell Cleveland has served as President of the Dallas Association of Investment Analysts and as the investment advisor director designee for the following Renaissance Partners portfolio companies:
Biopharmaceutics, Inc., Global Environmental, Inc., and UNICO, Inc.

     Vance M. Arnold, age 52, joined Renaissance Group in 1994. Mr. Arnold is a Chartered Financial Analyst and has served as President of the Houston Society of Financial Analysts. He holds a BBA from the University of Texas at Austin and an MBA from East Texas State University. Before joining Renaissance, Mr. Arnold served, from April 1988 to September 1994, as Senior Vice President of Investment Advisors, Inc., Houston, Texas.

     Barbe Butschek, age 42, has been associated with Renaissance Group and its predecessor companies since 1977. As Senior vice President and Secretary/Treasurer, she has been responsible for office management, accounting management, and records management of the series of investor limited partnerships. Ms. Butschek supervises investor records and information with respect to Renaissance Group and its funds. She also prepares and maintains investor tax and information reports. Barbe Butschek serves as Secretary for Renaissance Capital Partners, Ltd., the Partnership and as Secretary and Treasurer of Renaissance Capital Growth & Income Fund III, Inc. She also serves as Secretary of RenCap Securities, Inc., a wholly-owned subsidiary of Renaissance Group and registered Broker-Dealer.

     Mardon M. Navalta, age 36, joined Renaissance Group in June 1993. His responsibilities include investment research and due diligence analysis on prospective new investments. Mr. Navalta's prior experience includes employment with Dallas Research & Trading, Inc. from 1991 to 1993, where he served as a registered representative and analyst managing clients investments. Before 1991, he spent five years as an analyst for Dallas Securities Investment Corporation, where he specialized in research, quantitative analysis and due diligence investigations. Mr. Navalta holds a degree in Finance from North Texas State University.

     Norman D. Cox, age 58, joined Renaissance Group in November 1995 and is responsible for portfolio monitoring. He has broad experience in accounting and finance. Mr. Cox is a C.P.A. with experience in both public and private accounting. Upon graduation from Oklahoma State University with a M.S. Degree in Accounting, he spent seven years with Arthur Anderson & Co. Prior to coming to Renaissance, Mr. Cox served 26 years with a private investment group, first as Chief Financial Officer, then as President.


                          MATTERS TO BE CONSIDERED AT MEETING

                PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick examined the financial statements of Renaissance Partners for the fiscal year ending December 31, 1996. A representative of KPMG Peat Marwick is expected to be present at the Annual Meeting. The KPMG Peat Marwick representative will respond to appropriate questions and will have an opportunity to make a statement, should he or she desire to do so.

     The Independent General Partners have appointed KPMG Peat Marwick to examine the financial statements of Renaissance Partners for the fiscal year ending December 31, 1997. Ratification is required for the appointment of KPMG Peat Marwick because of regulatory requirements under the 1940 Act. The affirmative vote of a majority of the votes represented at the Annual Meeting is required to ratify the appointment by the Independent General Partners of KPMG Peat Marwick as independent public accountants for the current fiscal year.

     The general partners of Renaissance Partners recommend that each limited partner vote FOR the proposal to ratify the appointment of KPMG Peat Marwick as Renaissance Partners' independent public accountants for the fiscal year ending December 31, 1997.

                                 OTHER BUSINESS

     Management knows of no other business to be presented at the Annual Meeting that will be voted on by the Limited Partners. If, however, other matters should properly come before the Annual Meeting or any adjournment(s) thereof, the person or persons voting such proxy will vote the proxy as in their discretion they may deem appropriate.

                           LIMITED PARTNER PROPOSALS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, Limited Partners may present proper proposals for inclusion in Renaissance Partners' proxy statement for consideration at its Annual Meeting of Limited Partners by submitting proposals to Renaissance Partners in a timely manner. In order to be so included for the 1997 Annual Meeting of Limited Partners, Limited Partner proposals must be received by Renaissance Group by November 23, 1997, and must otherwise comply with the requirements of Rule 14a-8.

     Copies of the annual report on Form 10-K have been filed with the Securities and Exchange Commission. If you would like a copy of said report, please check the appropriate box on the proxy card and enclose the card in the self-addressed postage paid envelope and a copy of the report shall be forwarded to you free of charge by first class mail.

                                 By Order of the General Partners of
                                 Renaissance Capital Partners II, Ltd.

                                 /s/ Barbe Butschek

                                 BARBE BUTSCHEK
                                 Secretary of Renaissance Capital Group, Inc.
                                 Managing General Partner
                                 Dallas, Texas
March 24, 1997


IMPORTANT: PROXIES SHOULD BE RETURNED PROMPTLY. LIMITED PARTNERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR UNITS TO BE VOTED ARE URGED TO DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.